UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) April 19, 2018

AutoNation, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 19, 2018, AutoNation, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following three proposals and cast their votes as set forth below.
Proposal 1
The ten director nominees named in the Company’s proxy statement were elected, each for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Mike Jackson	80,519,966	466,619	108,262	4,941,388
Rick L. Burdick	78,502,628	2,584,655	7,564	4,941,388
Tomago Collins	80,649,074	417,230	28,543	4,941,388
David B. Edelson	80,905,087	160,632	29,128	4,941,388
Robert R. Grusky	80,735,331	351,909	7,607	4,941,388
Kaveh Khosrowshahi	80,629,080	437,397	28,370	4,941,388
Michael Larson	79,139,849	1,926,578	28,420	4,941,388
G. Mike Mikan	80,920,481	146,137	28,229	4,941,388
Alison H. Rosenthal	80,666,171	400,166	28,510	4,941,388
Jacqueline A. Travisano	80,682,333	405,036	7,478	4,941,388
Proposal 2
The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2018 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
85,577,832	444,204	14,199	N/A
Proposal 3
The stockholder proposal regarding an independent Board chairman was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
23,067,970	57,988,221	38,656	4,941,388
Item 7.01 Regulation FD Disclosure.
On April 20, 2018, the Company issued a press release announcing that the Company’s stockholders elected Dr. Jacqueline A. Travisano to the Company’s Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1    Press Release of AutoNation, Inc. dated April 20, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	April 20, 2018	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary